UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2017

Item 1. Report to Stockholders.

Becker Value Equity Fund

Retail Class: BVEFX
Institutional Class: BVEIX

Annual Report
October 31, 2017

TABLE OF CONTENTS

Shareholder Letter	2
Investment Results & Returns - Retail Class	5
Investment Results & Returns - Institutional Class	6
Sector Allocation	7
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Expense Examples	25
Trustees and Executive Officers	27
Approval of Investment Advisory Agreement	31
Additional Information	34
Privacy Notice	36

Becker Value Equity Fund

November 1, 2017

Dear Shareholders,

Fiscal year 2017 was one for the books. As a rule of thumb, equity markets abhor uncertainty; stock valuations generally expand relative to the future predictability and visibility of the economic landscape and corporate earnings growth. Thus, it would have been logical to anticipate an increasingly volatile stock market in 2017, given the contentious partisan political climate, geopolitical friction and unpredictable White House and Congressional leadership. But in fact, Wall Street appears to pay little attention to Washington; note the lack of negative impact from Nixon’s resignation or Clinton’s impeachment. In our opinion, the stock market’s seemingly unruffled appreciation in 2017 reflects the conviction that corporate tax rates will be considerably lower in the near future, while ignoring as ultimately irrelevant, the turmoil in our capitol.

For the fiscal year ended October 31, 2017, the Becker Value Equity Fund institutional shares rose 18.70%, ahead of its primary benchmark, the Russell 1000® Value’s 17.78% return, but below the 23.63% appreciation of the growth oriented S&P 500®. The Fund’s stock selection and sector allocation contributed to returns. Increased exposure to depressed health care/pharmaceutical equities, prior to last year’s election, boosted performance; new additions, AstraZeneca PLC and Gilead Sciences, performed well during the year, while Aetna continued its solid upward trajectory. Energy and Consumer Discretionary stocks were also strong, led by the large integrated producers and the auto parts companies, Magna International and Borg Warner. The Fund’s stock selection in the financial sector was positive but our underweight position relative to the Russell 1000 Value detracted from overall returns; we maintain our conservative stance and our insistence on strong franchises and balance sheets in what can be a high risk sector.

The current, albeit tepid, economic expansion is one of the longest in history. Similarly, the bull market, which began in March, 2009, can only be described as long in the tooth, but underpinned by improving corporate earnings, rising consumer confidence, low inflation, stable interest rates and decent manufacturing numbers. But it is probably the anticipation of lower corporate taxes that is driving stock valuations to near historic highs; after all, a reduction of the 35% top marginal tax rate has bipartisan support, although Democrats and the GOP differ on how they get there. A recent Goldman Sachs study estimates that each 1% decrease in the tax could translate into a 6%

Becker Value Equity Fund

increase in S&P 500 earnings; there are many variables that could impact this assessment, but it is clear the effect could be significant, thus possibly justifying the relatively rich valuation of the equity market.

2017 additions to the Fund include an eclectic group of Information Technology stocks that our team believes are good quality companies selling at discounts to their intrinsic values. Positions were initiated in Xerox, Cisco and Qualcomm during the year. The Fund also purchased shares in Citigroup early in the year; at the time, it was the only large money center bank selling at a discount to tangible book. The Fund’s investment team determined that the attractive valuation coupled with a well-capitalized balance sheet could result in an accelerating return of capital to investors. This did in fact occur. Regulators approved the company’s plan to significantly increase the dividend and share repurchase program in 2017 and beyond. As a result, Citigroup stock appreciated nicely but remains attractively valued relative to the banking sector. Positions in Blackstone and Morgan Stanley were sold during the year as their valuations expanded into what the team determined was overvalued territory.

We remain cautious in our stock selection as the new fiscal year unfolds. The U.S. and global economies appear to be strengthening incrementally; there are few signs that would indicate a possible recession in 2018. The burgeoning of credit markets since 2009 give us pause, but we don’t see signs of a credit bubble yet. The greatest risk to this attenuated bull market may reside in the hands of our lawmakers, specifically the construction and passage of a bipartisan tax bill. The market does not have infinite patience. We believe tax reform is critical to stock market appreciation. We continue to execute on the Fund’s mandate of buying out of favor, good quality equities, trading at what we think are discounts to intrinsic value. Historically this approach has helped the Fund navigate a wide range of market environments.

Becker Value Equity Fund

The Institutional Investment Team

Michael A. McGarr, CFA	Marian Kessler
Portfolio Manager	Portfolio Manager

Steve Laveson	Andy Murray, CFA
Portfolio Manager	Portfolio Manager

T. J. McConville	Sid Parakh
Portfolio Manager	Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities through ADRs which may involve political, economic and currency risks, greater volatility and differences in accounting methods. The value of the Fund’s investments in REITs may change in response to changes in the real estate market.

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Opinions expressed are subject to change at any time and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Past performance is no guarantee of future results.

Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The performance of the Index does not reflect deductions for fees, expenses, or taxes. The Index is not available for purchase.

S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The Index is not available for purchase.

Quasar Distributors, LLC, Distributor

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value
Equity Fund – Retail Class, Russell 1000® Value Index, and the S&P 500® Index

Average Annual Returns for the periods ended October 31, 2017

	One Year	Five Years	Ten Years
Becker Value Equity Fund – Retail Class	18.59%	13.62%	7.18%
Russell 1000® Value Index	17.78%	13.48%	5.99%
S&P 500® Index	23.63%	15.18%	7.51%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Russell 1000® Value Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices’ returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited) (Continued)

Comparison of the Growth of a $100,000 Investment in the Becker Value
Equity Fund – Institutional Class, Russell 1000® Value Index, and the S&P 500® Index

Average Annual Returns for the periods ended October 31, 2017

			Since Inception
	One Year	Five Years	(September 2, 2011)
Becker Value Equity Fund – Institutional Class	18.70%	13.81%	14.38%
Russell 1000® Value Index	17.78%	13.48%	14.97%
S&P 500® Index	23.63%	15.18%	16.04%

This chart illustrates the performance of a hypothetical $100,000 investment made on September 2, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Russell 1000® Value Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices’ returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

SECTOR ALLOCATION at October 31, 2017 (Unaudited)

Sector Allocation	% of Net Assets

Financials	20.3%
Information Technology	16.7%
Health Care	14.7%
Energy	11.6%
Consumer Staples	9.2%
Consumer Discretionary	7.3%
Industrials	5.1%
Telecommunication Services	4.7%
Materials	3.7%
Real Estate	3.0%
Utilities	1.1%
Cash*	2.6%
Total	100.0%

*	Represents short-term investments, cash and other assets in excess of liabilities.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2017

Shares		Value
COMMON STOCKS: 97.4%

Consumer Discretionary: 7.3%
146,185	BorgWarner, Inc.	$7,706,873
94,175	Leggett & Platt, Inc.	4,450,710
158,335	Magna
	International, Inc.	8,637,174
120,930	NIKE, Inc.	6,649,941
41,975	Time Warner, Inc.	4,125,723
		31,570,421
Consumer Staples: 9.2%
56,400	Bunge Ltd.	3,879,192
62,830	JM Smucker Co.	6,663,122
408,830	The Kroger Co.	8,462,781
90,635	Procter &
	Gamble Co.	7,825,426
147,320	Wal-Mart Stores,
	Inc.	12,862,509
		39,693,030
Energy: 11.6%
64,565	Chevron Corp.	7,482,438
121,665	Exxon Mobil Corp.	10,140,778
236,515	National Oilwell
	Varco, Inc.	8,086,448
40,695	Noble Energy, Inc.	1,134,170
44,120	Phillips 66	4,018,449
160,865	Royal Dutch
	Shell PLC - ADR	10,139,321
138,250	Schlumberger Ltd.	8,848,000
		49,849,604
Financials: 20.3%
14,495	Alleghany Corp.[1]	8,207,359
80,300	Allstate Corp.	7,536,958
92,215	American
	Express Co.	8,808,377
16,050	BlackRock, Inc.	7,556,821
147,615	Citigroup, Inc.	10,849,702
118,785	JPMorgan
	Chase & Co.	11,950,959
65,200	The PNC Financial
	Services Group, Inc.	8,918,708
105,960	State Street Corp.	9,748,320
52,500	U.S. Bancorp[2]	2,854,950
195,135	Wells Fargo & Co.	10,954,879
		87,387,033
Health Care: 14.7%
37,940	Aetna, Inc.	6,450,938
46,370	Allergan PLC	8,218,155
300,140	AstraZeneca
	PLC - ADR	10,354,830
131,120	Gilead Sciences, Inc.	9,828,755
82,160	Johnson & Johnson	11,453,926
104,660	Koninklijke Philips
	NV - NYRS	4,269,082
17,885	McKesson Corp.	2,465,984
66,685	Merck & Co., Inc.	3,673,677
177,785	Pfizer, Inc.	6,233,142
		62,948,489
Industrials: 5.1%
112,515	Fluor Corp.	4,848,271
326,050	General Electric Co.	6,573,168
30,580	Raytheon Co.	5,510,516
88,830	Southwest
	Airlines Co.	4,784,384
		21,716,339
Information Technology: 16.7%
65,805	Amdocs Ltd.	4,283,906
59,140	Apple, Inc.	9,997,026
97,880	Avnet, Inc.	3,895,624
261,365	Cisco Systems, Inc.	8,925,615
525,935	HP, Inc.	11,333,899
123,885	Microsoft Corp.	10,304,754
158,325	QUALCOMM, Inc.	8,076,158
89,225	TE
	Connectivity Ltd.	8,116,798
231,670	Xerox Corp.	7,021,918
		71,955,698
Materials: 3.7%
45,425	Monsanto Co.	5,500,967
214,235	Mosaic Co.	4,786,010
158,375	Newmont Mining
	Corp.	5,726,840
		16,013,817

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2017 (Continued)

Shares		Value
COMMON STOCKS: 97.4% (Continued)

Real Estate: 3.0%
63,725	The Howard
	Hughes Corp.[1]	$8,133,222
137,440	Weyerhaeuser
	Co. - REIT	4,935,470
		13,068,692
Telecommunication Services: 4.7%
291,410	AT&T, Inc.	9,805,946
354,655	Vodafone Group
	PLC - ADR	10,277,902
		20,083,848
Utilities: 1.1%
137,955	FirstEnergy Corp.	4,545,617

TOTAL COMMON STOCKS
(Cost $352,520,266)		418,832,588

SHORT-TERM INVESTMENTS: 2.6%
11,366,359	Morgan Stanley
	Institutional
	Liquidity Funds -
	Treasury Portfolio
	0.937%[3]	11,366,359

TOTAL SHORT-TERM
INVESTMENTS
(Cost $11,366,359)		11,366,359

TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $363,886,625)		430,198,947
Other Assets in Excess
of Liabilities: 0.0%[4]		20,688
TOTAL NET ASSETS: 100.0%		$430,219,635

ADR - American Depositary Receipt
NYRS - New York Registry Shares
REIT - Real Estate Investment Trust
[1]	Non-income producing security.
[2]
Affiliated security. Quasar Distributors, LLC (the “Distributor”), is the principal underwriter and distributor for the shares of the Becker Value Equity Fund (the “Fund”). The Distributor is affiliated with the Fund’s transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Fund’s custodian, U.S. Bank N.A.  The Fund purchased the shares shown above prior to August 14, 2012, when the Distributor became the Fund’s principal underwriter.

[3]	Annualized seven-day yield as of October 31, 2017.
[4]	Does not round to 0.1% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2017

ASSETS
Investments in unaffiliated securities, at value (cost $362,506,298)	$427,343,997
Investments in affiliated securities (cost $1,380,327)	2,854,950
Receivables:
Fund shares sold	316,762
Dividends and interest	298,562
Prepaid expenses	16,901
Total assets	430,831,172

LIABILITIES
Payables:
Fund shares redeemed	286,332
Investment advisory fees, net	198,115
Custody fees	7,440
Administration and accounting fees	49,441
Legal fees	331
Audit fees	23,664
Printing and mailing fees	7,771
Transfer agent fees	13,002
Chief Compliance Officer fees	1,525
Registration fees	3,003
Service fees – Retail Class	16,365
Trustee fees	43
Other accrued expenses	4,505
Total liabilities	611,537
NET ASSETS	$430,219,635

COMPONENTS OF NET ASSETS
Paid-in capital	$343,319,825
Accumulated net investment income	5,031,949
Accumulated net realized gain on investments	15,555,539
Net unrealized appreciation of investments	66,312,322
Total net assets	$430,219,635

COMPONENTS OF NET ASSET VALUE
RETAIL CLASS
Net assets	$130,197,208
Shares of beneficial interest issued and outstanding	6,705,961
Net asset value, offering and redemption price per share	$19.42
INSTITUTIONAL CLASS
Net assets	$300,022,427
Shares of beneficial interest issued and outstanding	15,393,125
Net asset value, offering and redemption price per share	$19.49

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2017

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities
(net of foreign withholding tax of $126,195)	$9,546,164
Dividends from affiliated securities	59,850
Interest	82,518
Total investment income	9,688,532

EXPENSES
Investment advisory fees	2,198,312
Administration and accounting fees	280,099
Services fees – Retail Class	138,319
Transfer agent fees	74,732
Custody fees	41,844
Registration fees	37,144
Miscellaneous expenses	29,644
Audit fees	23,599
Reports to shareholders	19,885
Trustees fees	16,042
Chief Compliance Officer fees	8,999
Legal fees	7,395
Insurance expenses	2,352
Total expenses	2,878,366
Less: Fees waived	(22,134)
Net expenses	2,856,232
Net investment income	6,832,300

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on unaffiliated investments	19,456,838
Net change in unrealized appreciation/depreciation
on unaffiliated investments	39,113,655
Net change in unrealized appreciation/depreciation
on affiliated investments	505,050
Net realized and unrealized gain	59,075,543
Net increase in net assets resulting from operations	$65,907,843

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,832,300	$5,493,334
Net realized gain on unaffiliated investments	19,456,838	24,200,029
Net change in unrealized appreciation/depreciation
on unaffiliated investments	39,113,655	(11,126,597)
Net change in unrealized appreciation/depreciation
on affiliated investments	505,050	—
Net increase in net assets
resulting from operations	65,907,843	18,566,766

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class:
From net investment income	(2,057,404)	(1,632,920)
From net realized gain	(7,556,723)	(8,773,676)
Institutional Class:
From net investment income	(3,988,698)	(3,061,802)
From net realized gain	(13,783,000)	(14,090,899)
Total distributions to shareholders	(27,385,825)	(27,559,297)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net
change in outstanding shares – Retail Class	(9,212,479)	(18,587,716)
Increase (decrease) in net assets derived from net
change in outstanding shares – Institutional Class	52,277,081	(2,649,826)
Total increase (decrease) in net assets
from capital share transactions	43,064,602	(21,237,542)
Total increase (decrease) in net assets	81,586,620	(30,230,073)

NET ASSETS
Beginning of year	$348,633,015	$378,863,088
End of year	$430,219,635	$348,633,015
Accumulated net investment income	$5,031,949	$4,199,647

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Retail Class:
Shares Sold	1,291,257	$23,804,631	1,139,152	$19,295,714
Shares issued in
reinvestment
of distributions	529,370	9,491,601	650,730	10,288,030
Shares redeemed (b)	(2,265,864)	(42,508,711)	(2,864,559)	(48,171,460)
Net increase (decrease)	(445,237)	$(9,212,479)	(1,074,677)	$(18,587,716)
Beginning of year	7,151,198		8,225,875
End of year	6,705,961		7,151,198

	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class:
Shares Sold	4,453,108	$83,401,291	2,539,576	$42,286,597
Shares issued in
reinvestment
of distributions	946,998	17,027,028	948,196	15,038,388
Shares redeemed (b)	(2,595,939)	(48,151,238)	(3,570,415)	(59,974,811)
Net increase (decrease)	2,804,167	$52,277,081	(82,643)	$(2,649,826)
Beginning of year	12,588,958		12,671,601
End of year	15,393,125		12,588,958

(b)	Net of redemption fees of $135 and $190 for 2017, and $831 and $914 for 2016, for Retail Class and Institutional Class, respectively.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.62	$18.08	$19.78	$18.70	$14.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.31	0.25	0.20	0.33	0.23
Net realized and unrealized
gain (loss) on investments	2.85	0.61	(0.38)	2.17	4.54
Total from investment operations	3.16	0.86	(0.18)	2.50	4.77

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.29)	(0.21)	(0.31)	(0.21)	(0.20)
Distributions from net realized gain	(1.07)	(1.11)	(1.21)	(1.21)	—
Total distributions	(1.36)	(1.32)	(1.52)	(1.42)	(0.20)
Proceeds from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$19.42	$17.62	$18.08	$19.78	$18.70
Total return	18.59%	5.59%	(1.22)%	14.13%	34.12%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$130,197	$126,006	$148,731	$137,702	$87,049
Portfolio turnover rate	34%	34%	32%	41%	38%
Ratios to average net assets:
Expenses before fees waived	0.79%	0.80%	0.89%	0.97%	1.00%
Expenses after fees waived(3)	0.78%	0.78%	0.88%	0.93%	0.93%
Net investment income	1.67%	1.50%	1.07%	1.77%	1.40%

(1)	Calculated using average shares outstanding method.
(2)	Does not round to $0.01 per share.
(3)
Effective July 1, 2015, the Advisor contractually agreed to limit the Retail Class shares expenses to 0.78% of the average daily net assets, prior to July 1, 2015, the Retail Class shares expenses were limited to 0.93% of average daily net assets.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.68	$18.16	$19.86	$18.73	$14.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.32	0.27	0.24	0.38	0.26
Net realized and unrealized
gain (loss) on investments	2.87	0.61	(0.38)	2.17	4.54
Total from investment operations	3.19	0.88	(0.14)	2.55	4.80

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.31)	(0.24)	(0.35)	(0.21)	(0.23)
Distributions from net realized gain	(1.07)	(1.11)	(1.21)	(1.21)	—
Total distributions	(1.38)	(1.36)	(1.56)	(1.42)	(0.23)
Proceeds from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$19.49	$17.68	$18.16	$19.86	$18.73
Total return	18.70%	5.68%	(1.00)%	14.42%	34.39%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$300,022	$222,627	$230,132	$202,959	$138,317
Portfolio turnover rate	34%	34%	32%	41%	38%
Ratios to average net assets:
Expenses before fees waived	0.69%	0.70%	0.69%	0.72%	0.74%
Expenses after fees waived	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.73%	1.59%	1.27%	2.02%	1.57%

(1)	Calculated using average shares outstanding method.
(2)	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017

NOTE 1 – ORGANIZATION

The Becker Value Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund commenced operations on November 3, 2003 with the investment objective to provide long-term capital appreciation. The Fund currently offers Retail and Institutional Class shares, which were first offered to the public on November 3, 2003 and on September 2, 2011, respectively. Both classes of shares hold equal rights as to earnings and assets with Retail Class shares bearing shareholder service fees. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017. See the Schedule of Investments for sector breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$418,832,588	$—	$—	$418,832,588
Short-Term
Investments	11,366,359	—	—	11,366,359
Total Investments
in Securities	$430,198,947	$—	$—	$430,198,947

There were no transfers into or out of Level 1, 2, or 3 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of October 31, 2017, the Fund had no late year losses.

At October 31, 2017, the Fund did not have any capital loss carry- forwards.

As of October 31, 2017, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2017, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S.  GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2017 the following adjustments were made:

Undistributed Net	Accumulated
Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-In Capital
$46,104	$(3,901,285)	$3,855,181

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that need to be disclosed in the Fund’s financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Becker Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended October 31, 2017, is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.78% and 0.68% for the Retail Class and Institutional Class shares, respectively, of each class’s average daily net assets. The contract’s term is indefinite. At October 31, 2017, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $140,454. The Advisor may recover a portion of the above amount no later than the dates as stated. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid. Any recapture by the Advisor is limited to the lessor of the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

Year of Expiration	Amount
October 31, 2018	$54,276
October 31, 2019	$64,044
October 31, 2020	$22,134

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Fund to USBFS for these services for the year ended October 31, 2017, are disclosed in the Statement of Operations.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases of securities, excluding short-term securities, for the Fund was $153,969,332. The proceeds from sales and maturities of securities, excluding short-term securities, for the Fund were $129,789,292. There were no reportable purchases or sales of U.S. Government obligations for the year ended October 31, 2017.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the year ended October 31, 2017 and year ended October 31, 2016 were as follows:

	2017	2016
Ordinary income	$6,046,102	$4,694,722
Long-term capital gains	21,339,723	22,864,575

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$363,887,203
Gross tax unrealized appreciation	77,615,251
Gross tax unrealized depreciation	(11,303,507)
Net tax unrealized appreciation	66,311,744
Undistributed ordinary income	5,031,949
Undistributed long-term capital gains	15,556,117
Total distributable earnings	20,588,066
Other accumulated gain	—
Total accumulated gain	$86,899,810

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The Advisor reimbursed the Fund in the interest amount disclosed in the Statement of Operations and is included in the fees and expenses reimbursed. Credit facility activity for the year ended October 31, 2017 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of October 31, 2017	—
Average interest rate	—

NOTE 7 – TRANSACTIONS WITH AFFILIATED COMPANIES

The Fund holds shares of U.S. Bancorp common stock, an affiliate of the Distributor, as of October 31, 2017. The Fund purchased the shares shown below prior to August 14, 2012, when the Distributor became the Fund’s principal underwriter.  As shown below, the Fund has had no purchase or sales transactions in the affiliate during the period.

	Share					Change in		Dividend
	Balance	Value			Realized	Unrealized	Value	and
	October 31,	October 31,	Acquis-	Disposi-	Gain	Appreciation/	October 31,	Interest
	2016	2016	itions	tions	(Loss)	Depreciation	2017	Income
U.S.
Bancorp	52,500	$2,349,900	$—	$—	$—	$505,050	$2,854,950	$59,850
Total					$—	$505,050	$2,854,950	$59,850

Becker Value Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Becker Value Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, of Becker Value Equity Fund, a series of Professionally Managed Portfolios (the Trust), including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 2, 2018

Becker Value Equity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, shareholder service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by USBFS, the Fund’s transfer agent. If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples.

The examples include, but are not limited to, investment advisory fees, shareholder servicing fees, fund administration, fund accounting, custody and transfer agent fees. However, the examples do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is

Becker Value Equity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2017 (Unaudited) (Continued)

not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
Class	5/1/17	10/31/17	5/1/17 – 10/31/17*
Retail
Actual	$1,000.00	$1,185.90	$4.30
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.27	$3.97

Institutional
Actual	$1,000.00	$1,187.00	$3.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.78	$3.47

*
The calculations are based on expenses incurred during the most recent six-month period for the Fund.  The annualized expense ratios for the most recent six-month period for the Fund’s Retail Class and Institutional Class were 0.78% and 0.68% (reflecting fee waivers in effect), respectively.  The dollar amounts shown as expenses paid for the Fund are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 184 (the number of days in the most recent six-month period) and divided by 365 (the number of days in the fiscal year).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director,
(born 1943)	and	Term;	Talon Industries,		PNC Funds
c/o U.S. Bancorp	Trustee	Since	Inc. (business		(34 series),
Fund Services, LLC		May	consulting); formerly,		PNC Advantage
2020 E. Financial Way		1991.	Executive Vice		Funds (1 series).
Suite 100			President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	Trustee,
(born 1939)		Term;	Consultant; formerly,		The Dana
c/o U.S. Bancorp		Since	Chief Executive Officer,		Foundation.
Fund Services, LLC		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate.)

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	1	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds
Fund Services, LLC		September	formerly, Senior Vice		(24 series),
2020 E. Financial Way		2011.	President and Chief		Direxion Shares
Suite 100			Financial Officer		ETF Trust
Glendora, CA 91741			(and other positions),		(142 series) and
			U.S. Bancorp Fund		Direxion
			Services, LLC		Insurance Trust.
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bancorp		Since	Executive Vice		Funds
Fund Services, LLC		May	President, Investment		(67 series);
2020 E. Financial Way		1991.	Company Administration,		Advisory Board
Suite 100			LLC (mutual fund		Member,
Glendora, CA 91741			administrator).		Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		March	LLC, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant	Not	Not
(born 1983)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp
Fund Services, LLC		August	Fund Services,
615 East Michigan St.		2016.	LLC since
Milwaukee, WI 53202			June 2005.

Craig Benton	Assistant	Indefinite	Assistant	Not	Not
(born 1985)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp
Fund Services, LLC		August	Fund Services,
615 East Michigan St.		2016.	LLC since
Milwaukee, WI 53202			November 2007.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Cory Akers	Assistant	Indefinite	Assistant	Not	Not
(born 1978)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp
Fund Services, LLC		August	Fund Services,
615 East Michigan St.		2017.	LLC since
Milwaukee, WI 53202			October 2006.

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	Compliance
Fund Services, LLC	Officer	July	Officer,
615 East Michigan St.		2011.	U.S. Bancorp
Milwaukee, WI 53202	Anti-	Indefinite	Fund Services,
	Money	Term;	LLC since
	Laundering	Since	August 2004.
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2017, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Becker Capital Management, Inc. (the “Advisor”) for the Becker Value Equity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor via video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed the median of its peer group for the one-year, three-year, five-year and ten-year periods.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund outperformed its benchmark for the one-year and ten-year periods and underperformed its benchmark for the three-year and five-year periods.

The Trustees also considered that the Fund’s performance, compared to that of the Advisor’s large cap value composite, was generally in-line for the one-year, three-year, five-year and ten-year periods ended March 31, 2017.  The Board noted that the Advisor represented that any differences in performance between the Fund and the large cap value composite were mainly attributable to cash needs and client-specific restrictions in the similarly managed accounts.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.68% for the Fund’s Institutional Class shares and 0.78% for its Retail Class shares (the “Expense Caps”) and noted that for the first time the Fund’s expenses had not exceeded these levels.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients, comparing

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the fees charged for those management services to the fees charged to the Fund.  The Trustees noted that the fees charged to the Fund as compared to the fees charged by the Advisor to its similarly managed separate account clients can differ due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board also noted that as Fund assets have continued to grow, the annual expense ratios for all classes have declined to levels below the respective Expense Caps, permitting shareholders to share in the economies of scale received through the growth of the Fund.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Becker Value Equity Fund

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the SAI on  the SEC’s website at www.sec.gov or the Fund’s website at www.beckervaluefunds.com.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available without charge, upon request by calling (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 551-3998.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Conference Room may be obtained by calling 1-800-SEC-0330.

Becker Value Equity Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent without charge at (800) 551-3998 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017 was 100.00%.

Becker Value Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

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Investment Advisor
BECKER CAPITAL MANAGEMENT, INC.
1211 SW Fifth Avenue Suite 2185
Portland, OR 97204

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Becker Value Equity Fund

	Ticker	CUSIP
Retail Class	BVEFX	74316J516
Institutional Class	BVEIX	74316J490

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:
(1) Gross income from securities lending activities;
(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;
(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and
(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    January 9, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    January 5, 2018

* Print the name and title of each signing officer under his or her signature.